UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

Modification of Certain Related Party Agreements

SPAR Group, Inc. ("SGRP" or the "Registrant"), and together with SPAR Marketing Force, Inc. ("SMF"), and its other subsidiaries (together with SGRP and SMF, "we", "our" or the "Company"), purchase services from SPAR Business Services, Inc. ("SBS"), formerly known as SPAR Marketing Services, Inc. ("SMS"), and SPAR Administrative Services, Inc. ("SAS"), formerly known as SPAR Management Services, Inc. ("SMSI"), each of which are affiliates of SGRP but are not part of the consolidated Company. Mr. Robert G. Brown, a Director, the Chairman and a major stockholder of SGRP, and Mr. William H. Bartels, a Director and the Vice Chairman of the Company and a major stockholder of SGRP, are the sole stockholders of SBS and SAS. Mr. Brown is a director and officer of SBS. Mr. Bartels is a director and officer of SAS.

SBS and SAS provide substantially all of the domestic merchandising specialist field force used by the Company (other than by its subsidiary, National Merchandising Services, LLC). Pursuant to the terms of the Amended and Restated Field Service Agreement between SBS and SMF dated as of January 1, 2004, as amended in 2011 (as amended and extended, the "Existing SBS Agreement"), the Company receive merchandising services from SBS through the use of approximately 10,000 field merchandising specialists during 2013. Pursuant to the terms of the Amended and Restated Field Management Agreement between SAS and SMF dated as of January 1, 2004 (as amended and extended, the "Existing SAS Agreement"), the Company receives administrative services from SAS through the use of approximately 50 full-time national, regional and district administrators. For those services, SMF agreed in the Existing SBS Agreement and Existing SAS Agreement (each an "Existing Agreement" and collectively the "Existing Agreements") to reimburse SBS and SAS for their total costs of providing those services and to pay SBS and SAS each a fee equal to 4% of their respective costs (the "Plus 4 % Compensation"). Those costs include field expenses of SBS, all payroll and employment tax expenses of SAS and all legal and other administrative expenses paid by either of them.

The Existing Agreements with SBS and SAS were scheduled to automatically renew on December 31, 2013, but in order to prevent such automatic renewal and permit renegotiation after the end of 2013, SMF gave SBS and SAS the required notice of non-renewal under those agreements and from time to time has entered into temporary extension agreements with them to temporarily extend the Existing Agreements to November 30, 2014.

On October, 2014, SMF sent a unilateral offer to SBS and SAS to continue purchasing services from them on and after December 1, 2014, on the revised terms set forth in that letter (the "Offer Letter"), a copy of which is attached as Exhibit 10.1 hereto. Other than the continued performance of services on the new revised terms, no response was requested or required from SBS and SAS under the Offer Letter. SMF explained in the Offer Letter that the parties had been attempting to renegotiate the Existing Agreement over many months and had failed to reach mutual agreement.

Accordingly, in the Offer Letter SMF offered to continue to purchase services from SBS and SBS on and after December 1, 2014, on the following new revised terms:

For SBS, SMF will:

●	Reduce the cost plus mark-up from 4% to 2% of reimbursable costs and pay only the reduced mark-up;
●

Continue to pay for direct field service expenses, net workers compensation expenses (as per current business practices) and all indirect and administrative reimbursable expenses, provided that these expenses (budget and forecast) are preapproved by SMF in advance; and

●	Continues to pay for SBS's legal/litigation expenses as provided in the Existing SBS Agreement.

For SAS, SMF will:

●	Reduce cost plus mark-up from 4% to 2% of reimbursable costs and pay only the reduced mark-up; and
●	Continues to pay for direct field administration expenses and all reimbursable indirect and administrative expenses provided these expenses (budget and forecast) are preapproved by SMF in advance,

The Offer Letter further stipulated that SBS, SAS and SMF would continue to operate in accordance with the provisions of the Existing Agreements (as per current business practices) except as modified by the new revised business terms, above.

The Company will continue to negotiate new agreements with SBS and SAS in the hope of reaching a mutually acceptable resolution.

The Company has no reason to believe that there will be any interruption in any of the services provided by SBS or SAS as a result of the changes implemented by the Offer Letter.

Information Not "Filed"

The information in Item 1.01 and Exhibit 10.1, shall, to the greatest extent permitted by applicable law, not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Such information, to the extent deemed or determined to have been not "filed" under applicable law, shall not be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Report contains "forward-looking statements". There also are "forward looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2013 (the "Annual Report"), as filed on March 31, 2014, with the Securities and Exchange Commission (the "SEC"), in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 15, 2014 (the "Proxy Statement"), as filed with the SEC on April 24, 2014, SGRP's Quarterly Report on Form 10-Q for the quarters and periods ended March 31 and June 30, 2014 (the "Quarterly Reports"), as filed with the SEC on May 15 and August 13, 2014, respectively, and the Company's other filings under applicable law with the SEC (including this Report, the Annual Report, the Proxy Statement and the Quarterly Reports, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, collectively, "Securities Laws").

The forward-looking statements made by the Company in this Report include (without limitation) any expectations, guidance or other information respecting the likely hood of continuing receipt of services from SBS and SAS on the modified or any other terms. The Company's forward-looking statements also include, in particular and without limitation, those made in the "Management's Discussion and Analysis of Financial Condition, Results of Operations, Liquidity and Capital Resources" in the Quarterly Reports, and "Business", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Annual Report. You can identify forward-looking statements in such information by the Company's use of terms such as "may", "will", "expect", "intend", "believe", "estimate", "anticipate", "continue" or similar words or variations or negatives of those words.

You should carefully consider all forward-looking statements, risk factors and the other risks, cautions and information made, contained or incorporated by reference in the Release, the above referenced conference call, this Report, the Annual Report, the Proxy Statement and the Company's SEC Reports that could cause the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition to differ materially from those anticipated by the Company and described in the information in the Company's forward-looking and other statements, whether express or implied, as they are based upon the Company's plans, intentions, expectations and estimates (although it believes them to be reasonable) and involve known and unknown risks, uncertainties and other unpredictable factors (many of which are beyond the Company's control) that could cause them to fail to occur or be realized or to be materially and adversely different from those the Company planned, intended, expected or estimated.

Although the Company believes that its plans, intentions, expectations and estimates reflected or implied in such forward-looking statements are reasonable, the Company cannot assure you that such plans, intentions, expectations or estimates will be achieved in whole or in part, that the Company has identified all potential risks, or that the Company can successfully avoid or mitigate such risks in whole or in part. You should carefully review the risk factors described in the Annual Report (See Item 1A – Risk Factors) and any other risks, cautions or information made, contained or incorporated by reference in the Release, the above referenced conference call, this Report, the Annual Report or other applicable SEC Report. All forward-looking and other statements or information attributable to the Company or persons acting on its behalf are expressly subject to and qualified by all such risk factors and other risks, cautions and similar information.

You should not place undue reliance on the Company's forward-looking statements and similar information because the matters they describe are subject to known and unknown risks, uncertainties and other unpredictable factors, many of which are beyond its control. The Company's forward-looking statements, risk factors and other risks, cautions and information (whether contained in this Report, the Annual Report, the Proxy Statement or any other applicable SEC Report) are based on the information then available to the Company and speak only as of the date specifically referenced, or if no date is referenced, then as of December 31, 2013, in the case of the Annual Report or the Proxy Statement or the last day of the period covered by the Release, this Report or any other applicable SEC Report. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Over time, the Company's actual assets, business, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievements, results, risks, trends or condition will likely differ from those expressed or implied by the Company's forward-looking statements and other information, and such difference could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

The Company does not intend or promise, and the Company expressly disclaims any obligation, to publicly update or revise any forward-looking statements, risk factors or other risks, cautions or information (in whole or in part), whether as a result of new information, risks or uncertainties, future events or recognition or otherwise, except as and to the extent required by applicable law.

Item 9.01.		Financial Statements and Exhibits.

(a)	Exhibits:

10.1

Letter from SPAR Marketing Force, Inc. ("SMF"), to SPAR Business Services, Inc. (formerly known legally as SPAR Marketing Services, Inc., and informally as SMS), and SPAR Administrative Services, Inc. (formerly known legally as SPAR Management Services, Inc., and informally as SMSI), dated October 14, 2014, respecting SMF's Formal Notice of New Business Terms Effective December 1, 2014 (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: October 20, 2014
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1

Letter from SPAR Marketing Force, Inc. ("SMF"), to SPAR Business Services, Inc. (formerly known legally as SPAR Marketing Services, Inc., and informally as SMS), and SPAR Administrative Services, Inc. (formerly known legally as SPAR Management Services, Inc., and informally as SMSI), dated October 14, 2014, respecting SMF's Formal Notice of New Business Terms Effective December 1, 2014 (as attached hereto and filed herewith).